Exhibit 99.1

OneSpaWorld Announces Response to SEC Guidance Issued on April 12, 2021 Applicable to Accounting for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)

Nassau, Bahamas, May 6, 2021 – OneSpaWorld Holdings Limited (NASDAQ: OSW) (“OneSpaWorld,” or the “Company”), the pre-eminent global provider of health and wellness services and products on board cruise ships and in destination resorts around the world, announced today in a Current Report on Form 8-K, that as a result of recent guidance issued by the Division of Corporate Finance of the Securities and Exchange Commission (the “SEC”) on April 12, 2021 regarding the accounting and financial reporting of warrants issued by SPACs (“the Staff Statement”), it will restate its previously issued consolidated financial statements to change the accounting treatment of its 2019 public and private warrants and 2020 warrants (collectively, the “Warrants”).  These consolidated financial statements are included in the Company’s previously filed Form 10-K for the years ended December 31, 2020 and 2019, and the period from March 20, 2019 through December 31, 2019 (the “Successor Period”) and the Company’s unaudited condensed consolidated financial statements for the quarterly periods ended March 31, 2020 and 2019, June 30, 2020 and 2019, and September 30, 2020 and 2019, included in the Company’s previously filed Quarterly Reports on Form 10-Q for such periods (together, the “Affected Periods”).

The Company has determined that (i) upon issuance on March 19, 2019 of the 2019 private warrants, (ii) upon issuance of the Non-Voting Common Shares on June 12, 2020, and (iii) upon issuance on June 12, 2020 of the 2020 warrants, the warrants should be accounted for as liabilities measured at fair value with non-cash fair value adjustments recorded in the determination of net income (loss) for each reporting period during which Warrants are liabilities. OneSpaWorld made its determination to restate the financial statements covered by the Affected Periods (the “Restatement”) based on its consideration of the Staff Statement, independent valuation of the Warrants, and advice of its independent registered public accounting firm and counsel, among other factors.

As a result of the Restatement, it is expected that the Company’s liabilities as of December 31, 2020 and 2019 will increase by between $103 million and $107 million, and $54 million and $58 million, respectively, and its net loss will increase for the year ended December 31, 2020 and the period from March 20, 2019 through December 31, 2019 (Successor) by between $5 million and $9 million, and $18 million and $22 million, respectively.

All estimated amounts contained in this report are preliminary and are subject to change as management completes the Company’s Form 10-K/A. The Company’s independent registered public accounting firm has not audited or reviewed these estimates and ranges. An audit of annual financial statements and/or review of quarterly financial statements could result in material changes to these estimates and ranges. Further details and remediation plans will be included in the Company’s Form 10-K/A.

The Company intends to promptly file restated financial statements for the year ended December 31, 2020 and the Successor Period from March 20, 2019 through December 31, 2019 in the Form 10-K/A. The relevant unaudited interim financial information for each of the quarters ended during the year ended December 31, 2020 and the 2019 Successor Period also will be restated in the Form 10-K/A.

The Company expects that there will be no impact to its historically reported cash and cash equivalents or adjusted EBITDA attributable to the Affected Periods due to this restatement.  In addition, the Company believes that the change in the accounting treatment of the Warrants will have no effect on OneSpaWorld’s current and future business operations, competitive position or business strategy.

About OneSpaWorld

Headquartered in Nassau, Bahamas, OneSpaWorld is one of the largest health and wellness services companies in the world. OneSpaWorld’s distinguished health and wellness centers offer guests a comprehensive suite of premium health, wellness, fitness and beauty services, treatments, and products currently onboard 160 cruise ships and at 53 destination resorts around the world. OneSpaWorld holds the leading market position within the historically fast-growing international leisure market and has been built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, and a history of service and product innovation that has enhanced its guests’ personal care experiences while vacationing for over 50 years.

On March 19, 2019, OneSpaWorld completed a series of mergers pursuant to which OSW Predecessor (“OSW”), comprised of direct and indirect subsidiaries of Steiner Leisure Ltd., and Haymaker Acquisition Corp. (“Haymaker”), a special purpose acquisition company, each became indirect wholly owned subsidiaries of OneSpaWorld (the “Business Combination”). Haymaker is the acquirer and OSW Predecessor the predecessor, whose historical results have become the historical results of OneSpaWorld. The operating results presented for the current quarter and year-to-date period reflect the operating results of all the businesses acquired in the Business Combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on our business and our results of operation and liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Contact:

ICR:

Investors:

Allison Malkin, 203-682-8225

allison.malkin@icrinc.com

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